UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2007

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to our Current Report on Form 8-K/A, as originally filed on April 16, 2007, is being filed solely to report the completion of our second-step conversion under Item 2.01 of Form 8-K as opposed to furnishing such information under Item 7.01.

Information regarding the results of the syndicated offering portion of the second-step conversion continues to be furnished under Item 7.01.

Except as described above, no other changes have been made to the Current Report on Form 8-K. This Amendment No. 1 to the Current Report on Form 8-K does not otherwise attempt to update the information set forth in the original filing of the Current Report on Form 8-K.

2

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 16, 2007, People’s United Financial, Inc. (the “Company”) issued a press release announcing the completion of its conversion to a fully publicly-owned stock form holding company and related public offering. As a result of the conversion, the Company became the owner of all issued and outstanding shares of the common stock of People’s Bank.

A copy of that press release is being filed herewith as Exhibit 99.2.

Item 7.01.	Regulation FD Disclosure.

On April 11, 2007, the Company issued a press release announcing that it completed the syndicated offering portion of its second-step conversion. The Company announced that orders for a total of 108,241,531 shares at a purchase price of $20.00 per share were accepted in the syndicated offering, in addition to orders for 63,984,719 shares already accepted in the subscription offering portion of its second-step conversion, for a total of 172,226,250 shares to be sold in the subscription offering and syndicated offering combined. The Company also announced that People’s Bank had received the stockholder and depositor approvals necessary to approve the conversion.

A copy of that press release is being furnished herewith as Exhibit 99.1.

The information contained in and accompanying this Form 8-K with respect to Item 7.01 (including Exhibit 99.1 hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibits are furnished or filed as part of this Report.

Exhibit No.	Description
99.1	Press Release, dated April 11, 2007

99.2	Press Release, dated April 16, 2007

[signature appears on following page]

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: October 17, 2007	By:	/s/ Eric J. Appellof
(Signature)
	Name:	Eric J. Appellof
	Title:	Vice President and Assistant Secretary

4

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 11, 2007

99.2	Press Release, dated April 16, 2007

5